UNIVEST

BANKING | INSURANCE | INVESTMENTS

# Investor Presentation

August 1-2, 2017

# Safe Harbor Statement

**Cautionary Note Regarding Forward-Looking Statements**

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe, "anticipate," “expect,” "intend," "plan," "goal," "target," “project" "may," "should” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, “Risk Factors” in our Form 10-K for the year ended December 31, 2016:

- Operating, legal and regulatory risks
- Economic, political and competitive forces impacting various lines of business
- Volatility in interest rates
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

# Univest Company Overview

- Headquartered in Souderton, Pennsylvania (Montgomery County)
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Serving nine counties in the Southeastern region of Pennsylvania and two counties in South Jersey
- Operating leverage and scale with $4.5 billion of bank assets, $3.4 billion of wealth AUM and $162 million of underwritten insurance premiums
- Customer base primarily consists of businesses, residents, municipalities and nonprofit organizations

# Univest Primary Service Area

Nine counties in Southeastern PA
and two counties in Southern New Jersey


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia
NEW JERSEY
Atlantic
Cape May

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# Recent Highlights

- Proven operating results, holding company profitable in all years of existence with profits every quarter since 1984
- Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating six transactions in the last five years; building franchise value across a diverse set of businesses
- Continued outstanding asset quality due to strong credit culture and experienced lending teams
- Closed Fox Chase Bancorp, Inc. acquisition on July 1, 2016
  - System conversion completed in September 2016
  - Costs saves of 45% were fully recognized in 1st Qtr. 2017
  - Retained all commercial lenders and relationship managers
- Lift-Out of BB&T team (formerly National Penn)– Lancaster County, PA
  - Hired ten commercial lenders and relationship managers in 2nd Qtr. 2016
  - Focus on Agricultural and C&I lending
  - Opened three locations - Willow Street (August 2016), Strasburg (April 2017) and Brownstown (June 2017); with plans for two more locations (Christiana and Intercourse)

# Diversification Strategy

- Diversification from bank "only" to a financial services company began in 1999
  - Diversified businesses include wealth management, insurance, mortgage banking and equipment finance
  - Increased noninterest revenue to manage through credit and interest rate cycles
  - Noninterest revenue targeted at 30% of total revenue for 2017
  - Disciplined acquisition criteria based on IRR and earn-back of TBV/Share dilution
  - Bank provides opportunity to cross-sell to customer base

# Recent Initiatives

- Capitalizing on market disruption to recruit experienced sales personnel to drive organic revenue growth
- Developed and implemented new financial center model that is smaller in size and delivers consultative services augmented by technology
- Comprehensive mobile app (both iPhone and Droid) facilitates customer access anytime and anywhere
- Making investments in facilities and technology to improve customer access and experience
- Strong foundation to support future growth

# Commercial Banking

- 62 lenders and relationship managers operating in three divisions established by geography
  - Delaware Valley: Bucks, Montgomery, Chester, Delaware and Philadelphia counties in Pennsylvania and Cape May and Atlantic counties in New Jersey.
  - Lancaster: Lancaster and Berks counties
  - Lehigh Valley: Lehigh and Northampton counties
- Average loan size
  - Commercial real estate - $473,000
  - C&I - $224,000
  - Tax-exempt - $2.2 million
- Commercial customer base provides large opportunity for cross-sell of cash management, wealth management and insurance products and services

Commercial Loan Detail as of 6/30/2017


Tax-exempt
8%
C&I
28%
Commercial Real Estate
64%
*includes $294.1 million of Residential Real Estate secured for Business Purposes

($2.9 Billion; represents 81.9% of total loans)

# Consumer Banking

- 39 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement centers in Bucks and Montgomery counties
- Proactively addressed continued reduction in transactional volume by closing thirteen financial centers since September 2015; Reinvesting savings to cover our operating footprint
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Testing appointment banking with early signs of success
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

# Univest Financial Center Locations



Hamilton Crossings
Bethlehem
Milford
Quakertown
East Greenville
Perkasie
Plumsteadville
Lahaska
Greenlane
Telford
Hilltown
Souderton
Doylestown
Vernfield
Franconia
Chalfont
Schwenksville
Line Lexington
Lansdale
Skippack
Montgomeryville
Newtown
Warminster
Richboro
Trenton
Hatboro
Collegeville
Blue Bell
Willow Grove
Levittown
Bensalem
Chestnut Hill
Northeast Philadelphia
Mt. Airy
LANCASTER COUNTY
Willow Street
Strasburg
Brownstown
Christiana
Intercourse
West Chester
Fairmount
Philadelphia
University City
South Philadelphia
Camden
Cherry Hill
NEW JERSEY
Ocean City, Cape May County

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# Mortgage Banking

- 30 Home Loan Consultants operating in Bucks, Chester, Lancaster and Montgomery counties and the Lehigh Valley
  - Centralized underwriting and closing
- Primary agency lender: FNMA, FHLMC, FHA, VA and USDA
  - FNMA and FHLMC eligible loans sold servicing retained
  - FHA, VA and USDA loans sold to correspondents servicing released
  - Portfolio primarily non-conforming
- $982 million in loans serviced for others as of June 30, 2017
- Residential mortgages on balance sheet of $479 million or 13.6% of total loans as of June 30, 2017



Residential Mortgage Originations
$400,000
$300,000
$200,000
$100,000
$-
$'s (000)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010
2011
2012
2013
2014
2015
2016
2017
Agency
Correspondent
Portfolio
MSR Asset

Chart data as of and for years ended December 31
except 2017 which is as of and for the period ended June 30

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# Univest Capital, Inc.

- Equipment financing business with $130 million in lease receivables as of June 30, 2017
  - Average lease size $18,000, typically with three year term
- Primary industries served: health care, education, automotive, golf and energy
- Manage residual risk by primarily using $1 buyout leases



Lease Financing
$145,000
$125,000
$105,000
$85,000
$65,000
$45,000
$25,000
$'s (000)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Yield
2010
2011
2012
2013
2014
2015
2016
2017
Commercial
Government
Purchased
Yield

Chart data as of and for years ended December 31 except 2017 which is as of and for the period ended June 30

UNIVEST
BANKING | INSURANCE | INVESTMENTS
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# Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Will serve as platform for subsequent fold in acquisitions
    - Final buy-out completed in 12/2016
- $3.4 billion in assets under management/ supervision at June 30, 2017
- 2017 year-to-date revenue growth for wealth only of 19.6% compared to the same period in 2016



Assets Under Management
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
RIA
Broker/Dealer
Trust

Chart data as of December 31 except 2017 which is as of June 30

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# Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Latest acquisition of Sterner Insurance in July 2014, provided presence in Lehigh Valley
- Written premiums of $162 million as of June 30, 2017
- 2017 year-to-date revenue growth of 4.7% compared to the same period in 2016 (excluding contingency revenue)



Written Premiums
$180,000
$150,000
$120,000
$90,000
$60,000
$30,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Commercial
Personal
Employee Benefits

Chart data as of December 31 except 2017 which is as of June 30

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# Market Opportunity

- With BB&T's acquisitions of Susquehanna Bancshares and National Penn Bancshares, Univest is one of the four largest community focused financial institutions remaining headquartered in the Philadelphia market (Bryn Mawr Trust, WSFS and Beneficial). Only one of the four primarily located north of the East/West Pennsylvania Turnpike.
- Univest Bank and Trust Co. operates in nine counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery, Lancaster, Berks and Philadelphia
- Of these nine counties, the Univest financial center network is present in six: Bucks, Montgomery, Philadelphia Chester, Lancaster and Lehigh

| FDIC Market Share (June 30, 2016 Proforma Combined Entity) | | | | |
|---|---|---|---|---|
| Market | Market Rank | # of Branches | Deposits | Share % |
| Montgomery County | 5th | 15 | $1.8B | 6.72% |
| Bucks County | 8th | 12 | $768M | 4.37% |
| Philadelphia County | 12th | 6 | $501M | 1.01% |

# Executive Leadership Team

| Name | Age | Tenure (yrs.) with Univest | Title |
|---|---|---|---|
| Jeffrey M. Schweitzer | 44 | 9 | President and CEO, Univest Corporation of PA |
| Michael S. Keim | 49 | 8 | President, Univest Bank and Trust Co. |
| Roger S. Deacon | 54 | 1 | Senior Executive Vice President, Chief Financial Officer (Former Fox Chase Chief Financial Officer for nine years) |
| Duane J. Brobst | 64 | 23 | Senior Executive Vice President, Chief Risk Officer |
| Philip C. Jackson | 67 | 12 | President, Commercial Banking, Lehigh Valley Division |
| Michael S. Fitzgerald | 53 | 1 | President, Commercial Banking, Delaware Valley Division (Former Fox Chase Chief Lending Officer for seven years) |
| Thomas J. Jordan | 49 | 1 | President, Commercial Banking, Lancaster Division |
| Kevin B. Norris | 58 | 3 | President, Wealth Management and Univest Investments, Inc. |
| Hugh W. Connelly | 52 | 11 | President, Business Banking and Univest Capital, Inc. |
| Ronald R. Flaherty | 50 | 8 | President, Univest Insurance, Inc. |
| Louis P. Spinelli | 66 | 7 | President, Consumer Banking |
| Eric W. Conner | 46 | 11 | Executive Vice President and Chief Information Officer |
| M. Theresa Schwartzer | 47 | 13 | Executive Vice President and Director of Human Resources |
| Annette D. Szygiel | 54 | 13 | Executive Vice President and Chief Experience Officer |

# 2017 Strategy

- No Bank acquisitions planned – provides for clean, stable earnings
- Focus primarily on Commercial Loan organic growth (10 - 12%);
  - Core Univest plus Fox Chase team (8 - 9%)
  - Lancaster team (2 - 3%)
- Operational Leverage – Reduce efficiency ratio
- Opportunistic, but disciplined, approach to Wealth and Insurance acquisitions
- Multi prong approach to deposits:
  - Municipalities, Counties and Authorities
  - Commercial customers
  - Retail promotions
  - Brokered

# 2nd Quarter 2017 Results

- QTD Earnings of $11.8 million or $0.44 per share QTD
  YTD Earnings of $22.6 million or $0.85 per share YTD
  - Both periods include $899 thousand of BOLI death benefit income ($0.03 per share)
  - Earnings transparency with no acquisition and integration costs
- YTD Loan growth of 13.7% (annualized) and Deposit growth of 5.6% (annualized)
- YTD ROA of 1.07%
- YTD Efficiency Ratio of 61.7% (improved operating leverage)
- QTD Net Interest Margin, excluding purchase accounting, increased to 3.68% from 3.61% in 4th quarter 2016 (slightly asset sensitive)
- NPA to Total Assets of 0.77% (continued strong credit)
- YTD Average Loan to Deposit Ratio of 101.0%
- Tangible Equity to Tangible Assets of 7.96% at June 30, 2017

# Attractive Investment Opportunity

- Super-Community Bank located in attractive Southeastern Pennsylvania market
- Diversified lines of business and revenue streams
- Ability to scale and obtain operating leverage
- ROA exceeds 1.00% in 2014, 2015 and 1st half of 2017 (excluding integration, acquisition related and restructuring charges)
- Dividend Yield of 2.67% (1)
- Attractive valuation –
  - 14.5X Projected 2018 EPS (1)

(1) Based on price of $29.93 (represents avg. price from 7/14/2017 to 7/20/2017); and analyst average consensus of $2.06 EPS for 2018 (Piper analyst projection of $2.00 EPS, KBW analyst projection of $2.10 and Sandler analyst projection of $2.07)

# Summary Financial Highlights

# Summary Financial Highlights



Assets
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Net Loans
Investments
Other Assets
Cash

Chart data as of December 31 except 2017 which is as of June 30

# Summary Financial Highlights

Loan & Lease Detail at June 30, 2017



Loans to Individuals 0.8%
Lease Financings 3.7%
Real Estate - Residential 13.6%
Commercial, financial and agricultural 25.8%
*includes Residential Real Estate secured for Business Purposes
Commercial Real Estate 56.1%

($3.5 Billion at June 30, 2017)

Investment Portfolio at June 30, 2017



Municipal Bonds 17.4%
US Agencies 6.8%
Corporate Bonds 26.2%
MBS/CMO 46.0%
Equities 0.2%
Money Market 3.3%

($469 Million at June 30, 2017)

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# Summary Financial Highlights


Liabilities
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Interest-bearing Deposits
Borrowings
Noninterest-bearing Deposits
Other Liabilities


Deposit Detail
$3,750,000
$3,000,000
$2,250,000
$1,500,000
$750,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

Chart data as of December 31 except 2017 which is as of June 30

# Asset Quality



Nonperforming Assets
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Net Charge-offs / Average Loans and Leases
2010
2011
2012
2013
2014
2015
2016
2017
Non-performing Assets
Ratio of net charge-offs to average loans and leases



Non-Accrual Loans and Leases
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
ALLL / non-accrual Loans and Leases
2010
2011
2012
2013
2014
2015
2016
2017
Non-accrual Loans and Leases
ALLL / non-accrual loans and leases

Note: Decrease in ALLL/non-accrual loans and leases from 2015 to 2016 primarily driven by purchase credit impaired loans acquired from Fox Chase Bank. In accordance with US GAAP, these loans were marked to fair value and do not have an associated ALLL, at 6/30/17.

Chart data as of December 31 except 2017 which is as of June 30

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# Capital Ratios & Requirements


Univest Corporation of Pennsylvania (Parent)
15.0%
10.0%
5.0%
0.0%
8.74%
5.00%
9.21%
8.50%
12.15%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Univest Corp of PA (6/30/17)
Required Capital Ratio in 2019 after full Basel III phase-in


Univest Bank & Trust, Co. (Bank)
15.0%
10.0%
5.0%
0.0%
10.39%
5.00%
10.95%
8.50%
11.50%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Univest Bank & Trust (6/30/17)
Required Capital Ratio in 2019 after full Basel III phase-in

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